[EXHIBIT 10.2]

                          GRANT OF OPTION
                          PURSUANT TO THE
                BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
    2000 EMPLOYEE BENEFIT  AND CONSULTING SERVICES COMPENSATION PLAN,
                             AS AMENDED

     THIS GRANT OF OPTION (this "Agreement"), made on the 27th day of January, 2003, by and between BBJ Environmental Technologies, Inc., a Nevada corporation (the "Company"), and Robert G. Baker (the
"Optionee").

     1. Grant of Option. Subject to terms and conditions of this Agreement and those set forth in the BBJ Environmental Technologies, Inc. 2000 Employee Benefit and Consulting Services Compensation Plan, as amended (the "Plan"), the Company, with the approval and at the direction of its Board of Directors, hereby grants to Optionee an option (the "Option") to purchase Five Hundred Thousand (500,000) shares of common stock, $0.001 par value per share (the "Common Stock" or "Shares"), of the Company at the Exercise Price set forth in this Agreement. The Shares that may be purchased upon the exercise of the Option are sometimes referred to in this Agreement as the "Option Shares". Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Plan.

     2. Exercise Price. The Exercise Price of the Option is $0.16 per Option Share.

     3.      Terms of the Option.

             (a) Type of Option. The Option is intended to be a nonstatutory option and is NOT an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

             (b) Exercise Period. Subject to Section 3(c) of this Agreement, during the period commencing on the date of this Agreement ("Date of Grant") and terminating five (5) years after the Date of Grant (the "Exercise Period"), the Option may be exercised with respect to all or a portion of the Option Shares (in full Shares) to the extent that the Option has not previously been exercised in accordance with the vesting schedule ("Vesting Schedule"), which is attached hereto as Exhibit A and incorporated herein by reference.

             (c) Termination of Service. Notwithstanding the provisions of Section 3(b) of this Agreement:

                  (i) Termination By Reason Of Death. If the Optionee's Employment Agreement with the Company, dated effective January 1, 2003 (the "Employment Agreement"), terminates due to the death of the Optionee, then for a period of one year from the date of such death or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to the exercise same under the Vesting Schedule at the time of death.

                  (ii) Termination By Reason Of Disability. If the Employment Agreement terminates by reason of the Optionee becoming Disabled, as defined in the Employment Agreement ("Disability"), then the Option, then for a period of one year from the date of such termination of employment or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of such termination; provided, however, that if the Optionee should die during such one year period, the unexercised portion of the Option shall thereafter be exercisable, but only to the extend that Optionee was entitled to exercise same under the Vesting Schedule at the time of termination referenced to in this
             Section 3(c)(ii), for a period of one year from the date of such death or until the end of the Exercise Period, whichever is shorter.

                  (iii) Termination For Cause. If the Employment Agreement is terminated by the Company for Cause, as defined in the Employment Agreement, the unexercised portion of the Option shall terminate immediately and shall be null and void as of the time of such termination. As of the time of such termination, the unexercised portion of the Option will no longer be exercisable and no Shares pursuant to the unexercised portion of the Option may be purchased by the Optionee.

                  (iv) Termination Without Cause. If the Employment Agreement is terminated by the Company for other than Cause or Disability, then any portion of the Option that has not vested as of the date of such termination shall become vested as of the date of such termination and the unexercised portion of the Option shall be exercisable until the end of the Exercise Period.

                  (v) Other Termination Of Employment Agreement. If the Employment Agreement terminates for any reason other than a termination described in clauses Section 3(c)(i) through (iv) of this Agreement, then the unexercised portion of the Option shall terminate immediately and shall be null and void as of the time of such termination. As of the time of such termination, the unexercised portion of the Option will no longer be exercisable and no Shares pursuant to the unexercised portion of the Option may be purchased by the Optionee.

     4.      Method of Exercise.

             (a) Notice of Exercise. In order to exercise any portion of this Option, the Optionee shall notify the Company in writing of the election to exercise the Option and the number of Option Shares in respect of which the Option is being exercised. Such notice shall be delivered to the Secretary of the Corporation and shall be accompanied with the Exercise Price payable in the manner set forth in
Section 4(b) below. The date specified in Optionee's notice as the date of exercise of the Option shall be deemed to be the date of exercise ("Date of Exercise"); provided, that, such date is at least five (5) days after the giving of such notice and that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Otherwise, the Date of Exercise shall be the date on which all conditions for issuance of Option Shares have been satisfied and such Option Shares have been issued by the Company.
The certificate or certificates for Shares as to which the Option has been exercised shall be registered in the name of the Optionee. The notice must refer to this Agreement and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission, certified mail or hand-delivery bearing an authorized signature of Optionee.

             (b) Payment of Exercise Price. The Exercise Price for the Option Shares to be purchased upon exercise of an Option, in whole or in part, shall be paid to the Company in full on or before the Date of Exercise. The Exercise Price shall be paid by Optionee in immediately available funds by wire transfer, cash or by check deemed acceptable to the Committee.


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             (c)     Failure to Pay or Accept Delivery.  If the Optionee
fails to pay for any of the Option Shares specified in its notice to exercise or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Option.

     5. Restrictions on Exercise. This Option may not be exercised if the issuance of the Option Shares upon such exercise or the method of payment of consideration for such Option Shares would constitute a violation of any applicable federal or state securities law or any other law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation. Accordingly, the stock certificates for the Option Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

     6. Sale of Common Stock Upon Exercise of Option; Legend. The Common Stock to be acquired pursuant to the exercise of this Option has been registered for resale pursuant to a Registration Statement on Form S-8 (Registration Statement No. 333-90700), which has been declared effective by the Securities and Exchange Commission. Notwithstanding the foregoing, for so long as the Optionee shall be an "affiliate" of the Company as defined under Rule 144 promulgated under the 1933 Act: (a) the Common Stock shall be subject to the restrictions on transfer set forth in Rule 144 applicable to an "affiliate" as defined under Rule 144, and (b) the Common Stock may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, hypothecated or otherwise disposed of until an Opinion of Counsel, satisfactory to the Company, has been received by the Company, which opinion establishes that the transfer or resale of the Common Stock may be made by the Optionee in compliance with Rule 144. The stock certificates evidencing the Common Stock acquired by the Optionee upon exercise of the Option shall bear the following legend:

                  "The Common Stock represented by this
                  certificate is subject to  the
                  restrictions on transfer set forth in
                  Rule 144 promulgated under the
                  Securities Act of 1933, as amended,
                  applicable to an "affiliate" as
                  defined under Rule 144, and may not be
                  sold, exchanged, assigned, transferred
                  or permitted to be transferred,
                  whether voluntarily, involuntarily or
                  by operation of law, delivered,
                  encumbered, discounted, hypothecated
                  or otherwise disposed of until an
                  Opinion of Counsel, satisfactory to
                  the Company, has been received by the
                  Company, which opinion establishes
                  that the transfer or resale of the
                  Common Stock may be made in compliance
                  with Rule 144."

     7. Non-Transferability of Option. Except as otherwise provided by the Plan, this Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be transferred in any manner other than by will or by the laws of descent and distribution. Any purported transfer in violation of this Section 7 shall be void ab initio and shall be of no force or effect. The terms of this Option shall be binding upon the executors, administrators, heirs, and successors of the Optionee.




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

     8. Adjustments Upon Changes in Capitalization or Merger. In the event of changes in the capitalization or organization of the Company (including, without limitation, a stock split or a stock dividend) or, if the Company is a party to a merger or other corporate reorganization, the number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 15 of the Plan.

     9. Term of Option. Unless modified, extended, or renewed in accordance with Section 16 of the Plan, this Option may not be exercised after the expiration of the Exercise Period and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     10.     Amendment of Option.  The Board of Directors or the
Committee may amend the Option and Plan at anytime, subject only to the limitations set forth in Section 16 of the Plan and by applicable law.

     11. Not Employment or Consulting Contract. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or service of the Company (or continue as a consultant of the Company). This is not an employment or consulting contract.

     12. Income Tax Withholding. The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the exercise of this Option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, the Optionee agrees to pay the Company the amount of any such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Optionee is an employee of the Company at that time.

     13. Notice. Any notice furnished pursuant to this Agreement, other than the notice described in Section 4(a) of this Agreement, shall be delivered in accordance with Section 7 of the Employment
Agreement.

     14. Incorporation by Reference. The Option is granted, and the Option Shares will be issued, pursuant to the Plan, the terms and conditions of which are incorporated herein by reference, and the Options and this Agreement shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     15. Governing Law. This Agreement shall be interpreted, construed and governed according to the law of the State of Florida without regard to conflicts of laws principles that would result in the application of the laws of any other jurisdiction.

     16. Submission to Jurisdiction. Both parties agree that all disputes, claims, actions or lawsuits between them, arising out of or relating to this Agreement, or for alleged breach of this Agreement, shall be heard and determined by a state court sitting in Hillsborough County, Florida, or by the United States District Court for the Middle District of Florida, or by any appellate courts which review decisions of those courts ("the Florida Courts"). The parties expressly submit to the jurisdiction of the Florida Courts for adjudication of all such disputes, claims, actions and lawsuits arising out of or relating to this Agreement, or for alleged breach of this Agreement, and agree not to bring any such action or proceeding in any other court. Both parties waive any defense of inconvenient forum as to the maintenance of any action or proceeding brought pursuant to this section of the Agreement in the Florida Courts, and waive any bond, surety, or other security that



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might be required of the other party with respect to any
aspect of such action, to the extent permitted by law. Provided, however, that either party may bring a proceeding in a different court, jurisdiction or forum to obtain collection of any judgment, or to obtain enforcement of any injunction or order, entered against the other party by the Florida Courts.


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                              BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
                              a Nevada corporation



                              By: /s/ Jerry V. Schinella
                                 ------------------------------------

                              Name: Jerry V. Schinella
                                   ----------------------------------

                              Title: CFO
                                    ---------------------------------



     The Optionee acknowledges receipt of a copy of the Plan and the related prospectus and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Dated:  January 27, 2003      OPTIONEE:  Robert G. Baker
                                       ---------------------------
                                       Printed Name

                                       /s/ Robert G. Baker
                                       ---------------------------
                                       Signature






















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                                                           EXHIBIT A
                                                           ---------

Grant of Option pursuant to the BBJ Environmental Technologies, Inc. 2000 Employee Benefit and Consulting Services Compensation Plan, as amended

Optionee:              Robert G. Baker

Options Granted:       500,000 Shares

Exercise Price:        $0.16 per Share

Date of Grant:         January 27, 2003

Exercise Period:       January 27, 2003 to January 27, 2008

Expiration Date:       January 27, 2008



Vesting
Schedule:      option on                   (assuming continued employee
               # of shares     date vested or consultant status, etc.)
               -----------     -----------

               250,000 Shares  Vest and become exercisable ratably
                               on the first day of each month
                               during the twenty-four months
                               beginning on January 27, 2003.

               125,000 Shares  Vest and become exercisable as of
                               December 31, 2003, so long as the
                               Optionee is employed by the Company
                               under the terms of the Employment
                               Agreement on such date and the
                               Company meets certain criteria for
                               the Company's level of sales for
                               calendar year 2003, as set by the
                               Board of Directors and reflected in
                               the Company's business plan for
                               2003.

               125,000 Shares  Vest and become exercisable as of
                               December 31, 2004, so long as the
                               Executive is employed by the
                               Company under the terms of the
                               Employment Agreement on such date
                               and the Company meets certain
                               criteria with respect to the
                               Company's level of sales for the
                               calendar year 2004, and its
                               profitability for such year, as set
                               by the Board of Directors and
                               reflected in the Company's business
                               plan for 2004.

Vested Options Exercised
  to Date:                     __________ (including this exercise)

Balance of Vested Options
  to be Exercised:             __________






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                                                           EXHIBIT A
                                                           ---------

                        NOTICE OF EXERCISE
         (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:   BBJ Environmental Technologies, Inc.

      The undersigned, the holder of the attached Grant of Option, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _______ shares of the Common Stock of BBJ Environmental Technologies, Inc. and herewith makes payment of _______________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and he delivered to Optionee at the address of ____________ ______________________________________________________, and if
such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the BBJ Environmental Technologies, Inc. 2000 Employee Benefit and Consulting Services Compensation Plan, as amended, be delivered to Optionee when and as appropriate.

                                   OPTIONEE:


Dated:______________________       ___________________________________




























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